May 22, 2023

PRESERVER ALTERNATIVE OPPORTUNITIES FUND

Institutional Shares (PAOIX)

A Series of Capitol Series Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”), Each Dated December 29, 2022

Notice of Fund Liquidation

Based upon a recommendation by Preserver Partners, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Capitol Series Trust (the “Trust”) has determined to close and liquidate the Preserver Alternative Opportunities Fund, (the “Fund”).   In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets at the close of business on June 22, 2023.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on May 22, 2023, the Fund will no longer accept purchases.  In addition, as soon as reasonable and practicable, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by June 21, 2023, will automatically be redeemed on June 22, 2023, and net cash proceeds, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at (844) 838-2119 prior to June 22, 2023 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by June 21, 2023, your shares will be redeemed on June 22, 2023, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record of the Fund as of the close of business on June 22, 2023.

Further Information

For further information, please contact the Fund toll-free at (844) 838-2119. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.preserverfunds.com.

Investors Should Retain this Supplement for Future Reference.